EXHIBIT 10i



                                                              October __, 1996



Coburn & Meredith, Inc.
150 Trumbull Street
Hartford, Connecticut  06103

Shamrock Partners, Ltd.
111 Veterans Square
Media, Pennsylvania  19063

WebSecure, Inc.
1711 Broadway
Saugus, Massachusetts  01906

                                              Re:  Lock-up Agreement

Ladies and Gentlemen:

         In order to induce Coburn & Meredith and Shamrock Partners (collectively known as the "Underwriters") and WebSecure, Inc., a Delaware corporation, and any successor thereof (the "Company"), to enter into an underwriting agreement with respect to the initial public offering of shares of Common Stock to be issued by the Company, as described in the Company's Registration Statement on Form SB-2, the undersigned hereby agrees that for a period of thirteen (13) months following the effective date of the Registration Statement, the undersigned will not sell, transfer, assign, hypothecate, pledge or otherwise dispose of any beneficial interest in (either pursuant to Rule 144 or the regulations under the Securities Act of 1933, as amended, or otherwise) any securities issued by the Company (the "Securities") registered in the name of the undersigned or beneficially owned by it without the prior consent of the Underwriters.

         In order to enable you to enforce the aforesaid covenants, the undersigned hereby consents to the placing of legends and stop-transfer orders with the transfer agent of the Company's securities with respect to any of the securities registered in my name or beneficially owned by me.








Coburn & Meredith, Inc.
Shamrock Partners, Ltd.
WebSecure, Inc.
Re:  Lock-up Agreement
October __, 1996
Page 2


         This letter agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to conflict of law principles thereof.



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